UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2006

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Colorow Drive

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On February 16, 2006, NPS Pharmaceuticals, Inc. issued a press release announcing its operating results for the fourth quarter and year ended 2005. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2006	NPS PHARMACEUTICALS, INC.

	By:	/s/ KEVIN J. ONTIVEROS
Kevin J. Ontiveros Associate General Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by NPS Pharmaceuticals, Inc. on February 16, 2006.